UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2021

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, without par value	FREVS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

INFORMATION REGARDING INTERACTIVE WEBCAST

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

As stated in the notice of meeting dated March 30, 2021, the annual meeting of the shareholders of First Real Estate Investment Trust of New Jersey, a New Jersey real estate investment trust (the “Trust”), will be held on Thursday, May 6, 2021 at 10:30 a.m. (Eastern time).

The annual meeting will be held exclusively by means of a live interactive webcast on the internet hosted by Computershare Trust Company, the Trust’s registrar and transfer agent. Shareholders may access the interactive webcast at the following link:

www.meetingcenter.io/227111627

Only shareholders of record as of March 24, 2021, the record date for the annual meeting, will be permitted to access the annual meeting. To log into the annual meeting, shareholders will be required to have (1) a control number and (2) a password.

The control number to be used by a shareholder to access the annual meeting is the same control number set forth on the proxy card delivered with the notice of meeting and other proxy materials. A shareholder who holds shares through an intermediary, such as a bank or broker, would need to obtain a legal proxy from the intermediary and register with Computershare in advance to attend the annual meeting.

The password to be used by a shareholder to access the annual meeting is FREVS21.

Shareholders will have the opportunity to submit written questions to the annual meeting through the annual meeting website.

All shareholders are encouraged to attend the annual meeting; however, shareholders will not need to vote on the internet platform for the annual meeting if they have returned proxies prior to the date of the meeting.

If a shareholder has already submitted a proxy, your shares will be counted at the annual meeting, and you do not need to attend the annual meeting and vote on the annual meeting website.

The statements in this report, which relate to future earnings or performance, are forward-looking. Actual results may differ materially and be adversely affected by such factors as longer than anticipated lease-up periods or the inability of tenants to pay increased rents, and the negative impact of the COVID-19 pandemic. Additional information about these factors is contained in the Trust’s filings with the SEC including the Trust’s most recent filed reports on Form 10-K and Form 10-Q.

First Real Estate Investment Trust of New Jersey is a publicly traded (over-the-counter – symbol FREVS.) REIT organized in 1961. Its portfolio of residential and commercial properties are located in New Jersey, New York and Maryland, with the largest concentration in northern New Jersey.

For additional information, contact Shareholder Relations at (201) 488-6400

Visit us on the web: www.freitnj.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: May 3, 2021